AMENDED AND RESTATED
                             DECLARATION OF TRUST
                                      OF
                          SunAmerica Capital Trust I

                                March __, 1995


               AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of March __, 1995 by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), SunAmerica Inc., a Maryland corporation, as trust sponsor ("SunAmerica" or the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration.

               WHEREAS, the Sponsor and the Trustees entered into a Declaration of Trust dated as of March __, 1995 (the "Original Declaration") in order to establish a statutory business trust (the "Trust") under the Business Trust Act (as hereinafter defined);

               WHEREAS, the Certificate of Trust (the "Certificate of Trust") of the Trust was filed with the office of the Secretary of State of the State of Delaware on March __, 1995;

               WHEREAS, the Trustees and the Sponsor desire to continue the Trust pursuant to the Business Trust Act for the purpose of, as described more fully in Section 2.3 hereof, (i) issuing Preferred Securities (as defined herein) representing undivided beneficial interests in the assets of the Trust in exchange for Series B Preferred Stock (as hereinafter defined) of SunAmerica pursuant to the Offer (as hereinafter defined) and in consideration for the deposit by SunAmerica as trust assets of Debentures (as hereinafter defined) of SunAmerica issued under the Indenture (as hereinafter defined) and
(ii) issuing and selling Common Securities (as defined herein) representing undivided beneficial interests in the assets of the Trust to SunAmerica in exchange for cash and investing the proceeds thereof in additional Debentures of SunAmerica issued under the Indenture to be held as assets of the Trust; and

               NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, that the Original Declaration be amended and restated in its entirety as provided herein and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets referred to in clauses
(i) and (ii) of the previous Whereas clause contributed to or purchased by the Trust will be held in trust for the benefit of the Holders (as defined herein) from time to time, of the Certificates (as defined herein) representing undivided beneficial interests issued hereunder, subject to the provisions of this Declaration.


                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.1  Definitions.

               (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

               (b) a term defined anywhere in this Declaration has the same meaning throughout;

               (c) all references to "the Declaration" or "this Declaration" are to this Amended and Restated Declaration of Trust (including Exhibits A, B and C hereto (the "Exhibits")) as modified, supplemented or amended from time to time;

               (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified; and

               (e) a reference to the singular includes the plural and vice versa.

               "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

               "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 8.4.

               "Business Day" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

               "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

               "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

               "Certificate of Trust" has the meaning set forth in the second Whereas clause above.

               "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Preferred Securities and in whose name or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

               "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor legislation. A reference to a specific section ((Sec.)) of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

               "Commission" means the Securities and Exchange Commission.

               "Common Security" has the meaning specified in Section 6.1(b).

               "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex I to Exhibit C.

               "Covered Person" means (i) any employee or agent of the Trust or its Affiliates or any Special Representative Preferred, (ii) any officers, directors, shareholders, employees, representatives or agents of SunAmerica and its Affiliates and (iii) the Holders from time to time of the Securities.

               "Dealer Manager Agreement" means the dealer manager agreement entered into among SunAmerica, the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated with respect to, among other things, the Offer and the Preferred Securities.

               "Debenture Trustee" means The First National Bank of Chicago, as trustee under the Indenture until a successor is appointed thereunder and thereafter means such successor trustee.

               "Debentures" means the series of Junior Subordinated Debentures issued by SunAmerica under the Indenture and entitled the "__% Junior Subordinated Debentures due 2044".

               "Definitive Preferred Security Certificates" has the meaning set forth in Section 8.4.

               "Delaware Trustee" has the meaning set forth in Section 4.1.

               "Distribution" means a distribution payable to Holders of Securities of amounts of interest (including Compounded Interest (as defined in the Debentures) and interest payable in respect of the period from March 15, 1995 to the Expiration Date), premium and principal paid by SunAmerica in respect of the Debentures held by the Property Trustee or, if no Property Trustee is required under the provisions of this Declaration, by the Trust.

               "DTC" means The Depository Trust Company, the initial Clearing Agency.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time or any successor legislation.

               "Expiration Date" has the meaning set forth in the Offering Circular/Prospectus.

               "Fiscal Year" has the meaning specified in Section 10.1.

               "Global Certificate" has the meaning specified in Section 8.4.

               "Holder" means the Person in whose name a Certificate representing a Security is registered.

               "Indemnified Person" means any Trustee, any Special Representative Preferred, any Affiliate of any Trustee or any Special Representative Preferred or any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee, or any Special Representative Preferred, or any employee or agent of the Trust or its Affiliates.

               "Indenture" means the Indenture dated as of March 15, 1995 between SunAmerica and the Debenture Trustee and the First Supplemental Indenture thereto dated such date pursuant to which the Debentures are to be issued.

               "Investment Company" means an investment company as defined in the Investment Company Act.

               "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time or any successor legislation.

               "Liquidation Distribution" has the meaning set forth in Exhibits B and C hereto establishing the terms of the Securities.

               "Majority in liquidation amount of the Securities" means, except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption or maturity, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents more than 50% of the liquidation amount of all Securities of such class.

               "Offer" means the offer by the Trust to exchange Preferred Securities of the Trust for outstanding Series B Preferred Stock of SunAmerica in consideration for the deposit by SunAmerica as trust assets of Debentures issued under the Indenture, all as described in the Offering
Circular/Prospectus.

               "Offering Circular/Prospectus" means the Offering
Circular/Prospectus dated March __, 1995 relating to the Offer.

               "Paying Agent" has the meaning specified in Section 8.7.

               "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

               "Preferred Guarantee" means the Guarantee Agreement to be dated as of March __, 1995 of SunAmerica in respect of the Preferred Securities.

               "Preferred Security" has the meaning specified in Section
6.1(b).

               "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

               "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Annex I to Exhibit B.

               "Property Trustee" means the Trustee meeting the requirements of Rule 3a-7 and having the duties set forth for the Property Trustee herein.

               "Property Account" has the meaning specified in Section
2.8(c)(i).

               "Quorum" means a majority of the Regular Trustees.

               "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

               "Related Party" means any direct or indirect wholly owned subsidiary of SunAmerica or any other Person which owns, directly or indirectly, 100% of the outstanding voting securities of SunAmerica.

               "Rule 3a-7" means Rule 3a-7 under the Investment Company Act or any successor rule thereunder.

               "Securities" means the Common Securities and the Preferred Securities.

               "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

               "Series B Preferred Stock" means the 9-1/4% Preferred Stock, Series B of SunAmerica.

               "66-2/3% in liquidation amount of the Securities" means, except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption of maturity, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents 66-2/3% or more of the liquidation amount of all Securities of such class.

               "Special Representative Preferred" means a special representative of the Trust and the Holders of the Preferred Securities appointed in accordance with the terms of the Preferred Securities to enforce the Trust's, or for so long as there is a Property Trustee, the Property Trustee's creditor rights under the Debentures against SunAmerica, the obligations undertaken by SunAmerica under the Preferred Guarantee and the rights of the Holders of the Preferred Securities to receive Distributions.

               "Successor Property Trustee" has the meaning specified in
Section 2.8(a).

               "10% in liquidation amount of the Securities" means, except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption or maturity, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents 10% or more of the liquidation amount of all Securities of such class.

               "Treasury Regulations" means the income tax regulations including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

               "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.


                                  ARTICLE II

                                 ORGANIZATION

SECTION 2.1  Name.

               The Trust continued by this Declaration is named "SunAmerica Capital Trust I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 2.2  Office.

               The address of the principal office of the Trust is c/o SunAmerica Inc., 1 SunAmerica Center, Los Angeles, California 90067-6022.
Upon ten days written notice to the Holders, the Regular Trustees may change the location of the Trust's principal office. The name of the registered agent and office of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711. At any time, the Regular Trustees may designate another registered agent and/or registered office.

SECTION 2.3  Purpose.

               The exclusive purposes and functions of the Trust are (a)(i) to issue Preferred Securities in exchange for Series B Preferred Stock pursuant to the Offer and in consideration for the deposit by SunAmerica as trust assets of Debentures issued under the Indenture having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and to deliver such Series B Preferred Stock to SunAmerica in connection with and at the time of such deposit, (ii) to enter into such agreements and arrangements as may be necessary in connection with the Offer and to take all action, and exercise such discretion, as may be necessary or desirable in connection with the Offer and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection with the Offer and the issuance of the Preferred Securities, and (iii) to issue and sell Common Securities to SunAmerica for cash and use the proceeds of such sale to purchase as trust assets an equal aggregate principal amount of additional Debentures issued under the Indenture, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, other than as permitted herein, pledge any of its assets or at any time the Securities are outstanding, otherwise undertake (or permit to be undertaken) any activity that would result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes.

SECTION 2.4  Authority.

               Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 2.5  Title to Property of the Trust.

               Except as provided in Section 2.8 with respect to the Debentures and the Property Account or unless otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders of Certificates shall not have legal title to any part of the assets of the Trust, but shall have an individual undivided beneficial interest in the assets of the Trust.

SECTION 2.6  Powers and Duties of the Regular Trustees.

               The Regular Trustees shall have the exclusive power and authority to cause the Trust, and shall cause the Trust, to engage in the following activities:

               (a) to issue Preferred Securities and Common Securities, in each case in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities;

               (b) in connection with the Offer and the issuance of the Preferred Securities, to effect or cause to be effected the filings, and to execute or cause to be executed, the documents, set forth in Section 2.11.

               (c) to acquire as trust assets Debentures upon consummation of the Offer in connection with the exchange of Preferred Securities for Series B Preferred Stock pursuant to the Offer and to acquire as trust assets additional Debentures with the proceeds of the sale of the Common Securities; provided, however, that for so long as there is a Property Trustee, the Regular Trustees shall cause legal title to all of the Debentures to be vested in, and the Debentures to be held of record in the name of, the Property Trustee for the benefit of the Holders of the Preferred Securities and the Common Securities;

               (d) unless there shall be a Property Trustee, to make Distributions;

               (e)  unless there shall be a Property Trustee:

                     (i) to redeem the Preferred Securities and Common Securities in accordance with their respective terms to the extent the Debentures are redeemed or mature;

                   (ii) to distribute Debentures to Holders of Securities in exchange for Securities upon the occurrence of certain special events arising from a change in law or a change in legal interpretation or other specified circumstances, as set forth in Exhibits B and C hereto establishing the terms of the Securities;

                     (iii) to establish, maintain and have exclusive control over the Property Account; and

                     (iv) for the benefit of Holders of the Securities, to enforce the Trust's creditor rights under the Indenture with respect to the Debentures if a Special Representative Preferred has not been appointed as provided in this Declaration.

               (f) to cause the Trust to enter into the Dealer Manager Agreement and such other agreements and arrangements as may be necessary or desirable in connection with the Offer and the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the Offer or the consummation thereof;

               (g) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including with respect to Distributions, voting rights, redemptions, and exchanges, and, to issue relevant notices to Holders of the Preferred Securities and Common Securities as to such actions and applicable record dates; and, except for so long as there shall be a Property Trustee, to make all required payments to Holders of Common Securities and Preferred Securities as the Trust's paying agent;

               (h) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust;

               (i) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

               (j) to incur expenses which are necessary or incidental to carry out any of the purposes of the Trust;

               (k) to act as, or appoint another Person to act as, transfer agent for the Securities;

               (l) to take all actions and perform such duties as may be required of the Regular Trustee pursuant to the terms of the Securities set forth in Exhibits B and C hereto;

               (m) execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

               (n) to act in accordance with any written instrument given by a Special Representative Preferred which is within the scope of the Special Representative Preferred's rights under the terms of the Preferred Guarantee and, unless there shall be a Property Trustee, under the terms of the Preferred Securities;

               (o) unless otherwise directed in a written instrument given by a Special Representative Preferred, to hold the Preferred Guarantee for the benefit of the Holders of the Preferred Securities;

               (p) to take all action which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust has been created;

               (q) to take all action, not inconsistent with this Declaration or with applicable law, which the Regular Trustees determine in their discretion to be reasonable and necessary or desirable in carrying out the activities of the Trust as set out in this Section 2.6, in order that:

               (i) the Trust will not be deemed to be an Investment Company required to be registered under the Investment Company Act;

             (ii) the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership and will be treated as a grantor trust for United States federal income tax purposes; and

            (iii) the Trust comply with any requirements imposed by any taxing authority on holders of instruments treated as indebtedness for United States federal income tax purposes;

provided that such action does not adversely affect the interests of Holders;
and

               (r) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

               The Regular Trustees must exercise the powers set forth in this
Section 2.6 in a manner which is consistent with the purposes and functions of the Trust set out in Section 2.3.

SECTION 2.7  Prohibition of Actions by Trust and Trustees.

               Notwithstanding any other provision of this Declaration, the Trustees (including the Property Trustee) shall have no right or power to do any act or thing contrary to or inconsistent with the actions of any duly appointed Special Representative Preferred taken in accordance with the terms of the Preferred Securities.

               The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not:

               (a) invest any proceeds received by the Trust from holding the Debentures but shall promptly distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

               (b) acquire any assets other than as expressly provided herein;

               (c)   possess Trust property for other than a Trust purpose;

               (d) make any loans, other than loans represented by the Debentures;

               (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

               (f) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Trust other than the Securities;

               (g)   incur any indebtedness for borrowed money; or

               (h) (i) direct the time, method and place of conducting any proceeding or any remedy available to the Debenture Trustee, or executing any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 6.06 of the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all of the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, unless in the case of this clause (h) the Property Trustee or, if no Property Trustee is required under the provisions of this Declaration, the Regular Trustees, shall have received an unqualified opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that such action will not cause the Trust to be classified for United States federal income tax purposes as an association taxable as a corporation or partnership or have that result and that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes.

SECTION 2.8  Powers and Duties of the Property Trustee.

               For so long as there is a Property Trustee:

               (a) the legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee (a "Successor Property Trustee") in accordance with Article IV. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

               (b) the Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or the Delaware Trustee.

               (c)   the Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing bank account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and on the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and, without any further acts of the Property Trustee or the Regular Trustees, promptly make payments to the Holders of the Preferred Securities and Common Securities from the Property Account in accordance with Section 5.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Account shall be an account which is maintained with a banking institution whose long term unsecured indebtedness is rated by a "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, at least equal to (but in no event less than "A" or the equivalent) the rating assigned to the Preferred Securities by a nationally recognized statistical rating organization;

             (ii) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

            (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect promptly the distribution pursuant to terms of the Securities of Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances; and

            (iv) for the benefit of the Holders of the Securities, enforce its creditor rights under the Indenture with respect to the Debentures whether or not a Special Representative Preferred has been appointed as provided in this Declaration or, if so appointed, has failed to direct the Property Trustee to enforce such rights.

               (d) the Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities set forth in Exhibits B and C hereto.

               (e) all moneys deposited in the Property Account and all Debentures held by the Property Trustee for the benefit of the Holders of the Securities will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of that Property Trustee or its agents or their creditors.

               (f) the Property Trustee shall act in accordance with any written instrument given by a Special Representative Preferred which is within the scope of the Special Representative Preferred's rights under the terms of the Preferred Securities and the Preferred Guarantee.

               (g) the Property Trustee shall not resign as a Trustee unless either:

                     (i) the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of Securities pursuant to the terms of the Securities; or

                   (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with
                           Section 4.1.

               (h) subject to this Section 2.8, the Property Trustee shall have none of the powers or the authority of the Regular Trustees set forth in
Section 2.6.

               (i) The Property Trustee shall exercise the powers, duties and rights set forth in this Section 2.8 and Section 2.10 in a manner which is consistent with the purposes and functions of the Trust set out in Section 2.3.

SECTION 2.9  Delaware Trustee.

               Notwithstanding any other provision of this Declaration the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees and the Property Trustee described in this Declaration. The Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

SECTION 2.10  Certain Rights of the Property Trustee
                   and the Delaware Trustee.

               (a) The Property Trustee and the Delaware Trustee undertake to perform such duties and only such duties as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee or the Delaware Trustee.

               (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of any duly appointed Special Representative Preferred, relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee.

               (c) No provision of this Declaration shall require the Property Trustee or the Delaware Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (d) Whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of Investment Company solely by means of Rule 3a-7, subject to the requirements of Rule 3a-7, rely upon a certificate from the Regular Trustees, a Special Representative Preferred, or the Sponsor, as the case may be.

               (e) The Property Trustee may consult with counsel selected by it in good faith and with due care and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion.

               (f) The Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care.

SECTION 2.11  Registration Statement and Related Matters.

               In accordance with the Original Declaration, SunAmerica and the Trustees have authorized and directed, and hereby confirm the authorization of, SunAmerica, as the sponsor of the Trust, (i) to file with the Commission and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-4 (File Nos. 33-56961 and 33-56961-01) (the "1933 Act Registration Statement") including Amendment No. 3 thereto and any further pre-effective or post-effective amendments to such Registration Statement, relating to the registration under the Securities Act of the Preferred Securities of the Trust, (b) a Registration Statement on Form 8-A or other appropriate form (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under Section 12(b) of the Exchange Act and (c) an Issuer Tender Offer Statement on Schedule 13E-4 and any other tender offer statement required to be filed by the Trust with the Commission (including, if necessary, Schedule 14D-1) relating to the Offer (collectively, the "Tender Offer Schedules") and any amendment or supplement thereto; (ii) to file with the New York Stock Exchange and execute on behalf of the Trust a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on the New York Stock Exchange; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or "Blue Sky" laws of such jurisdictions as SunAmerica on behalf of the Trust, may deem necessary or desirable and (iv) to execute on behalf of the Trust that certain Dealer Manager Agreement among the Trust, SunAmerica and Merrill Lynch, Pierce, Fenner & Smith, Inc. relating to the Offer, substantially in the form included as Exhibit 1.1 to the 1933 Act Registration Statement. In the event that any filing referred to in clauses (i)-(iii) above is required by the rules and regulations of the Commission, the New York Stock Exchange or state securities or blue sky laws, to be executed on behalf of the Trust by the Trustees, the Regular Trustees, in their capacities as Trustees of the Trust, are hereby authorized and directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that the Property Trustee and the Delaware Trustee, in their capacities as Trustees of the Trust, shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the New York Stock Exchange or state securities or blue sky laws. In connection with all of the foregoing, SunAmerica and each Trustee, solely in its capacity as Trustee of the Trust, have constituted and appointed, and hereby confirm the appointment of, Eli Broad, Jay S. Wintrob, Susan L. Harris and James M. Lurie, and each of them, as his, her or its, as the case may be, true and lawful attorneys-in-fact, and agents, with full power of substitution and resubstitution, for SunAmerica or such Trustee or in SunAmerica's or such Trustee's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement, the 1934 Act Registration Statement and the Tender Offer Schedules and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as SunAmerica or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

SECTION 2.12  Filing of Amendments to Certificate of Trust.

               The Certificate of Trust as filed with the Secretary of State of the State of Delaware on March __, 1995 is attached hereto as Exhibit A.
On or after the date of execution of this Declaration, the Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments to the Certificate of Trust as the Trustees shall deem necessary or desirable.

SECTION 2.13  Duration of Trust.

               The Trust, absent termination pursuant to the provisions of
Article VII hereof, shall have existence until December 31, 2044.


                                  ARTICLE III
                                    SPONSOR

SECTION 3.1  Purchase of Common Securities.

               The Sponsor will purchase Common Securities issued by the Trust at the same time as the Preferred Securities are issued in exchange for Series B Preferred Stock pursuant to the Offer, such purchase to be in an amount equal to 3% of the sum of (i) the aggregate stated preference amount payable on redemption or maturity of the Preferred Securities issued in exchange for Series B Preferred Stock pursuant to the Offer and (ii) the proceeds derived from the sale of the Common Securities. The purchase price paid by the Sponsor for the Common Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

SECTION 3.2  Expenses.

               (a) The Sponsor shall be responsible for and shall pay for all (and the Trust shall not be obligated to pay, directly or indirectly, for any) debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities pursuant to the Offer, the fees and expenses of any Special Representative Preferred, the fees and expenses (including reasonable counsel fees and expenses) of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets).

               (b) The Sponsor will pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

               (c) The Sponsor's obligations under this Section 3.2 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 3.2 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 3.2.


                                  ARTICLE IV
                                   TRUSTEES

SECTION 4.1  Number of Trustees; Qualifications.

               (a) The number of Trustees initially shall be five (5). At any time (i) before the issuance of the Securities, the Sponsor may, by written instrument, increase or decrease the number of, and appoint, remove and replace the, Trustees, and (ii) after the issuance of the Securities, the number of Trustees may be increased or decreased solely by, and Trustees may be appointed, removed or replaced solely by, vote of Holders of Common Securities representing a Majority in liquidation amount of the Common Securities voting as a class; provided that in any case:

                     (1) the number of Trustees shall be at least five (5)
               unless (x) the Trustee that acts as the Property Trustee also acts as the Delaware Trustee or (y) subject to Section 4.1(e), no Trustee is required to act as Property Trustee in accordance with this Section 4.1, in which cases the number of Trustees shall be at least three (3);

                     (2) at least a majority of the Trustees shall at all
               times be officers, directors or employees of SunAmerica;

                     (3) if required by the Business Trust Act, one Trustee
               (the "Delaware Trustee") shall be either a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware, except that if there is a Property Trustee and such Property Trustee has its principal place of business in the State of Delaware, then the Property Trustee shall also be the Delaware Trustee and Section 2.9 shall have no application; and

                     (4) if the Trust is excluded from the definition of an
               Investment Company solely by reason of Rule 3a-7 and to the extent Rule 3a-7 requires for ownership purposes use by the Trust of a trustee having certain qualifications, one Trustee shall be a Person who possesses such qualifications and which shall act as the Property Trustee.

Each Trustee shall be either a natural person at least 21 years of age or a legal entity which shall act through one or more duly appointed representatives.

               (b)  The initial Regular Trustees shall be:

               James R. Belardi
               Scott Richland
               Scott L. Robinson

               c/o  SunAmerica Inc.
                     1 SunAmerica Center
                     Los Angeles, California  90067-6022

               (c) The initial Trustee, which for so long as the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7 shall be the Property Trustee, shall be The Bank of New York, whose address is as set forth in Section 12.1(b).

               (d) The initial Trustee which shall serve as the Delaware Trustee is The Bank of New York (Delaware), whose address is as set forth in
Section 12.1(c).

               (e) Unless a Successor Property Trustee is to be appointed in accordance with this Declaration, prior to any removal of the Property Trustee, the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act to the effect that the Trust is excluded from the definition of an Investment Company other than by reason of Rule 3a-7 or, if excluded from the definition of an Investment Company solely by reason of Rule 3a-7, Rule 3a-7 does not require use by the Trust of a Trustee having certain qualifications.

               (f) Any action taken by Holders of Common Securities pursuant to this Article IV shall be taken at a meeting of Holders of Common Securities convened for such purpose or by written consent as provided in Section 11.2

               (g) No amendment may be made to this Section 4.1 which would change any rights with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of Common Securities.

SECTION 4.2  Appointment, Removal and Resignation of
                  Trustees.

               Trustees may be appointed or removed without cause at any time
(i) until the issuance of the Securities, by the Sponsor and (ii) after the issuance of the Securities, by vote of Holders of Common Securities representing a Majority in liquidation amount of the Common Securities; provided, however, if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7, the Sponsor or the Holders of Common Securities, as applicable, may not remove the Trustee that serves as Property Trustee until a Successor Property Trustee possessing the qualifications required by Rule 3a-7 has been appointed and has accepted such appointment, and provided, further, the Trustee that acts as Delaware Trustee may not be removed unless another Delaware Trustee has been appointed and accepted such appointment or the Trustee that acts as Property Trustee also serves as the Delaware Trustee. A Trustee appointed to office shall hold office until such Trustee's successor shall have been appointed or until such Trustee's termination, death, removal or resignation. Any Trustee may resign (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered to the Sponsor and the remaining Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; provided, however, (i) if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7, no such resignation of the Trustee that acts as the Property Trustee shall be effective until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities or a Successor Property Trustee possessing the qualifications required by Rule 3a-7 has been appointed and has accepted such appointment; and (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective unless another Delaware Trustee has been appointed and accepted such appointment or the Trustee that acts as Property Trustee also serves as the Delaware Trustee.

SECTION 4.3  Vacancies among Trustees.

               If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 4.1 or if the number of Trustees is increased pursuant to Section 4.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with the requirements of this Article IV.

SECTION 4.4  Effect of Vacancies.

               The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur until such vacancy is filled as provided in Section 4.3, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 4.5  Meetings.

               Meetings of the Regular Trustees shall be held from time to time upon the call of any Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

SECTION 4.6  Delegation of Power.

               (a) Any Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any registration statement or amendment thereto or other document or schedule filed with the Commission or making any other governmental filing (including, without limitation to filings referred to in Section 2.11).

               (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                                   ARTICLE V
                                 DISTRIBUTIONS

SECTION 5.1  Distributions.

               Holders shall receive periodic Distributions, redemption payments and liquidation distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made to the Holders of Preferred Securities and Common Securities in accordance with the terms of the Securities as set forth in Exhibits B and C hereto. If and to the extent that SunAmerica makes a payment on the Debentures held by the Property Trustee or, if no Property Trustee is required under the provisions of this Declaration, the Trust (the amount of any such payment being a "Payment Amount"), the Property Trustee or, if no Property Trustee is required under the provisions of this Declaration, the Regular Trustees shall and are directed, to promptly make a Distribution of the Payment Amount to Holders.


                                  ARTICLE VI
                            ISSUANCE OF SECURITIES

SECTION 6.1  General Provisions Regarding Securities.

               (a) The Regular Trustees shall issue on behalf of the Trust securities representing undivided beneficial interests in the assets of the Trust in accordance with Section 6.1(b) and for the consideration specified in
Section 2.3.

               (b) The Regular Trustees shall issue on behalf of the Trust one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit B (the "Preferred Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein, and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit C (the "Common Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

               (c) The Securities shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Security. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Security so signed shall be delivered by the Trust, such Security nevertheless may be delivered as though the person who signed such Security had not ceased to be such Regular Trustee; and any Security may be signed on behalf of the Trust by such persons as, at the actual date of the execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

               (d) The consideration received by the Trust for the issuance of the Preferred Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

               (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.


                                  ARTICLE VII
                             TERMINATION OF TRUST

SECTION 7.1  Termination of Trust.

               This Declaration and the Trust shall terminate and be of no further force or effect when:

               (i) all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders of Securities in accordance with the terms of the Securities; or

             (ii) all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities in accordance with the terms of the Securities,

and a certificate of cancellation is filed by the Trustees with the Secretary of State of the State of Delaware.

               The provisions of Sections 2.10 and 3.2 and Article IX shall survive the termination of the Trust.


                                 ARTICLE VIII
                             TRANSFER OF INTERESTS

SECTION 8.1  Transfer of Securities.

               (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration.
Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

               (b) Subject to this Article VIII, Preferred Securities shall be freely transferable.

               (c) Subject to this Article VIII, SunAmerica and any Related Party may only transfer Common Securities to SunAmerica or a Related Party provided that any such transfer shall be subject to the condition that the transferor shall have obtained either a ruling from the Internal Revenue Service or an unqualified written opinion addressed to the Trust and delivered to the Trustees of nationally recognized independent tax counsel experienced in such matters to the effect that such transfer will not (i) cause the Trust to be treated as issuing a class of interests in the Trust differing from the class of interests represented by the Common Securities originally issued to SunAmerica, (ii) result in the Trust acquiring or disposing of, or being deemed to have acquired or disposed of, an asset, or (iii) result in or cause the Trust to be treated as anything other than a grantor trust for United States Federal income tax purposes.


SECTION 8.2  Transfer of Certificates.

               The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 8.3  Deemed Security Holders.

               The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

SECTION 8.4  Book Entry Interests.

               Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate") representing the Book Entry Interests, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 8.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 8.7:

               (i) the provisions of this Section shall be in full force and effect;

             (ii) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Preferred Security Holder and the sole holder of the Global Certificates and, except as set forth herein or in Rule 3a-7 with respect to the Property Trustee, shall have no obligation to the Preferred Security Beneficial Owners;

           (iii) to the extent that the provisions of this Section 8.4 conflict with any other provisions of this Declaration, the provisions of this Section 8.4 shall control; and

            (iv) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book entry transfers among Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants.

SECTION 8.5  Notices to Clearing Agency.

               Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 8.7, the relevant Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and, except as set forth herein or in Rule 3a-7 with respect to the Property Trustee, shall have no obligations to the Preferred Security Beneficial Owners.

SECTION 8.6  Appointment of Successor Clearing Agency.

               If any Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to the Preferred Securities.

SECTION 8.7  Definitive Preferred Securities Certificates;
             Appointment of Paying Agent(s).

               If (i) a Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 8.6 or (ii) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing
Agency with respect to the Preferred Securities, then (a) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities and (b) subject to the requirements of Rule 3a-7, the Regular Trustees may authorize one or more Persons (each, a "Paying Agent") in addition to the Property Trustee to pay Distributions, redemption payments or liquidation payments on behalf of the Property Trustee or, if no Property Trustee is required pursuant to the terms of this Declaration, the Trust with respect to such Preferred Securities. Any Paying Agent may be removed by the Regular Trustees at any time and, subject to the requirements of Rule 3a-7, a successor Paying Agent or additional Paying Agents may be appointed at any time by the Regular Trustees. Upon surrender of the Global Certificates representing the Book Entry Interests with respect to the Preferred Securities by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, such instructions. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

SECTION 8.8  Mutilated, Destroyed, Lost or Stolen
             Certificates.

               If (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 8.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


                                  ARTICLE IX
                   LIMITATION OF LIABILITY; INDEMNIFICATION

SECTION 9.1  Exculpation.

               (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions; and

               (b) an Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 9.2  Indemnification.

               (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence or willful misconduct with respect to such acts or omissions; and

               (b) to the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 9.2(a).

                                   ARTICLE X
                                  ACCOUNTING

SECTION 10.1  Fiscal Year.

               The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 10.2  Certain Accounting Matters.

               (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books and records of the Trust, together with a copy of this Declaration and a certified copy of the Certificate of Trust, or any amendment thereto, shall at all times be maintained at the principal office of the Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

               (b) The Regular Trustees shall, as soon as available after the end of each Fiscal Year of the Trust, cause to be prepared and mailed to each Holder of Securities unaudited financial statements of the Trust for such Fiscal Year, prepared in accordance with generally accepted accounting principles.

               (c) The Regular Trustees shall cause to be prepared and mailed to each Holder of Securities, an annual United States federal income tax information statement, on such form as is required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

               (d) The Regular Trustees shall cause to be prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on such form as is required by the Code, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority, such returns to be filed as soon as practicable after the end of each Fiscal Year of the Trust.

SECTION 10.3  Banking.

               The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that for so long as there is a Property Trustee, all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds from the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees provided, however, that if there is a Property Trustee such Property Trustee shall designate the sole signatories for the account or accounts maintained by it pursuant to Section 2.8.

SECTION 10.4  Withholding.

               The Trust and the Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder.
In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction.


                                  ARTICLE XI
                            AMENDMENTS AND MEETINGS

SECTION 11.1  Amendments.

               (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument executed by the Sponsor and the Trustees upon approval by a majority of the Regular Trustees; provided, however, that (i) no amendment to this Declaration shall be made unless the Regular Trustees shall have obtained either a ruling from the Internal Revenue Service or a written unqualified opinion of nationally recognized independent tax counsel experienced in such matters to the effect that such amendment will not cause the Trust to be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership or have such a result and to the effect that the Trust will continue to be treated as a grantor trust for purposes of United States federal income taxation, (ii) at such time after the Trust has issued any Securities which remain outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities, (iii) Section 3.2, Section 8.1(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities, (iv) Article III shall not be amended without the consent of the Sponsor and (v) the rights of Holders of Common Securities under Article IV to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities.

               (b) Notwithstanding Section 11.1(a)(ii), this Declaration may be amended without the consent of the Holders of the Securities to (i) cure any ambiguity, (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, (iii) to add to the covenants, restrictions or obligations of the Sponsor, and (iv) to conform to any changes in Rule 3a-7 or any change in interpretation or application of Rule 3a-7 by the Commission.

SECTION 11.2  Meetings of the Holders of Securities;
                   Action by Written Consent.

               (a) Meetings of the Holders of Preferred Securities and/or Common Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of Holders of Preferred Securities or Common Securities, if directed to do so by Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

               (b) Except to the extent otherwise provided in the terms of the Securities, the following provision shall apply to meetings of Holders of
Securities:

               (i) Notice of any such meeting shall be given by mail to all the Holders of Securities having a right to vote thereat not less than 7 days nor more than 60 days prior to the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

             (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of a Security is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Security executing it. Except as otherwise provided herein or in the terms of the Securities, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

            (iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

             (iv) Unless otherwise provided in the Business Trust Act or this Declaration the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                  ARTICLE XII
                                 MISCELLANEOUS

SECTION 12.1  Notices.

               All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

               (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Regular Trustees on behalf of the Trust may give notice of to the Holders of the Securities):

                     SunAmerica Capital Trust I
                     c/o SunAmerica Inc.
                     1 SunAmerica Center
                     Los Angeles, California  90067-6022
                     Attention:   James R. Belardi
                                  Scott Richland
                                  Scott L. Robinson
                                  Trustees
                     Facsimile No:

               (b) if given to the Property Trustee, at the mailing address of the Property Trustee set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                     The Bank of New York
                     101 Barclay Street
                     New York, New York  10286
                     Attention:   Corporate Trust Trustee
                                  Administration
                     Facsimile No:

               (c) if given to the Delaware Trustee, at the mailing address of the Delaware Trustee set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                     The Bank of New York (Delaware)
                     White Clay Center
                     Route 273
                     Newark, Delaware 19711
                     Attention:
                     Facsimile No:

               (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                     SunAmerica Inc.
                     1 SunAmerica Center
                     Los Angeles, California  90067-6022
                     Attention:   Corporate Secretary
                     Facsimile No:

               (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

               A copy of any notice to the Property Trustee or the Delaware Trustee shall also be sent to the Trust. All notices shall be deemed to have been given, when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 12.2  Governing Law.

               This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 12.3  Headings.

               Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 12.4  Partial Enforceability.

               If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 12.5  Counterparts.

               This Declaration may contain more than one counterpart of the signature pages and this Declaration may be executed by the affixing of the signature of the Sponsor and each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

SECTION 12.6  Intention of the Parties.

               It is the intention of the parties hereto that the Trust not be classified for United States federal income tax purposes an association taxable as a corporation or partnership but be treated as a grantor trust for United States federal income tax purposes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 12.7  Successors and Assigns.

               Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.


               IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

SunAmerica Inc.,
as Sponsor


By:___________________
   Name:
   Title:


________________________
James R. Belardi,
as Trustee


________________________
Scott L. Robinson,
as Trustee


________________________
Scott Richland,
as Trustee



The Bank of New York,
as Trustee


By:________________________
   Name:
   Title:



The Bank of New York (Delaware),
as Trustee


By:________________________
   Name:
   Title:

               [There personally appeared before me _____ (on behalf of SunAmerica Inc.) James R. Belardi, Scott Richland, Scott L. Robinson, __________ (on behalf of The Bank of New York (Delaware)) and __________ (on behalf of The Bank of New York) who acknowledged the foregoing instrument to be his or its free act and deed and the free act and deed of SunAmerica Inc. and the Trustees of SunAmerica Capital Trust I.

                           Before me,



                           ________________________
                           Notary Public

My Commission Expires:________________________]

                                                                     EXHIBIT A

                             CERTIFICATE OF TRUST

                                      OF

                          SUNAMERICA CAPITAL TRUST I


               THIS Certificate of Trust of SunAmerica Capital Trust I (the "Trust"), dated March __, 1995, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code Section 3801 et seq.).
               1. Name. The name of the business trust being formed hereby is SunAmerica Capital Trust I.

               2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), a Delaware banking corporation, White Clay Center, Route 273, Newark, Delaware 19711.

               3. Effective Date. This Certificate of Trust shall be effective as of its filing.

               IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                       The Bank of New York (Delaware),
                                       as Trustee


                                       By:________________________
                                          Name:
                                          Title:



                                       The Bank of New York,
                                       as Trustee


                                       By:________________________
                                          Name:
                                          Title:


                                       ___________________________
                                       James R. Belardi,
                                       as Trustee


                                       ___________________________
                                       Scott Richland,
                                       as Trustee


                                       ___________________________
                                       Scott L. Robinson,
                                       as Trustee




                                                                     EXHIBIT B



                                   TERMS OF
                             PREFERRED SECURITIES


               Pursuant to Section 6.1 of the Amended and Restated Declaration
of Trust of SunAmerica Capital Trust I dated as of          ,  1995 (as
amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

               1. Designation and Number. Preferred Securities of the Trust with an aggregate liquidation amount in the assets of the Trust of $[137.5 million ($137,500,000)] and a liquidation amount in the assets of the Trust of $25 per Preferred Security, are hereby designated as " % Trust Originated Preferred Securities". The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed. The Preferred Securities shall be issued to former holders of shares of 9 1/4% Preferred Stock, Series B (the "Series B Preferred"), of SunAmerica Inc. ("SunAmerica") in exchange for such Series B Preferred pursuant to the Offer. In connection with such Offer and the purchase by SunAmerica of the Common Securities, SunAmerica will deposit, and the Trust will purchase, respectively, as trust assets Debentures of SunAmerica having an aggregate principal amount equal to $_________, and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.


               2.  Distributions.  (a)  Distributions payable on each
Preferred Security will be fixed at a rate per annum of    % (the "Coupon
Rate") of the stated liquidation amount of $25 per Preferred Security. Distributions in arrears for more than one month will bear interest at the
rate per annum of   % thereof (to the extent permitted by law).  The term
"Distributions" as used herein includes any such interest payable unless otherwise stated. A Distribution is payable only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee or, if no Property Trustee is required under the Declaration, the Trust. The amount of Distributions payable for any period will be computed for any full monthly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full monthly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such a 30-day month.

               (b)  Distributions on the Preferred Securities will be
cumulative, will accrue from the first day following    (*)   , 1995 and will
be payable monthly in arrears, on the last day of each month of each year, commencing on ____________, 1995, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee or, if no Property Trustee is required under the Declaration, the Trust. In addition, holders of Preferred Securities will be entitled to a cash distribution at the rate of 9 1/4% per annum of the
liquidation amount thereof from March 15, 1995 through       (*)      , 1995,
payable at the time of the first Distribution payment on the Preferred Securities. SunAmerica has the right under the Indenture for the Debentures to extend the interest payment period from time to time on the Debentures for a period not exceeding 60 consecutive months (each, an "Extension Period") and, as a consequence, monthly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate of % per annum, compounded monthly during any such Extension Period. Prior to the termination of any such Extension Period, SunAmerica may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 60 consecutive months. Payments of accrued Distributions will be payable to Holders of Preferred Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, SunAmerica may commence a new Extension Period, subject to the above requirements.

               (c) Distributions on the Preferred Securities will be payable promptly by the Property Trustee (or other Paying Agent) to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which, as long as the Preferred Securities remain in book-entry-only form, will be one Business Day prior to the relevant Distribution date, which record and payment dates correspond to the record and interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Preferred Securities will be made as described under the heading "Description of the Preferred Securities -- Book-Entry-Only Issuance - The Depository Trust Company" in the Offering Circular/Prospectus. If the Preferred Securities shall not continue to remain in book-entry-only form, the Regular Trustees shall select relevant record dates which correspond to the record dates on the Debentures. If any date on which Distributions are payable on the Preferred Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding
Business Day, in each case with the same force and effect as if made on such date.

               (d) If an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

               (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such
______
(*)Fill in Expiration Date.

money or property shall be distributed pro rata among the Holders of the Preferred Securities and Common Securities.

               3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Preferred Securities and Common Securities at the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities after satisfaction of liabilities to creditors, an amount equal to the aggregate of the stated liquidation amount of $25 per Preferred Security and Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, and after satisfaction of liabilities to creditors, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount such Preferred Securities and Common Securities and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Preferred Securities and Common Securities, shall be distributed on a pro rata basis (based on the aggregate liquidation amount of all outstanding Preferred Securities on the one hand and of all outstanding Common Securities on the other) to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

               If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and Common Securities shall be paid, subject to the next paragraph, on a pro rata basis (determined as aforesaid).

               Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution pro rata (determined as aforesaid) with Holders of Preferred Securities, except that if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

               4. Redemption. The Preferred Securities and Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities are repaid, redeemed or distributed as set forth below:

               (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time on or after June 15, 1997, the proceeds of such repayment will be promptly applied to redeem Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days' notice, at a redemption price of $25 per Preferred and Common Security plus an amount equal to accrued and unpaid Distributions thereon to the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

               (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed on a pro rata basis (based on the aggregate liquidation amount of all outstanding Preferred Securities on the one hand and of all outstanding Common Securities on the other) and the Preferred Securities to be redeemed will be redeemed as described in Section 4(f)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, SunAmerica pursuant to the Indenture will only redeem Debentures in whole and, as a result, the Trust may only redeem the Preferred Securities in whole.

               (c) If a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, the Regular Trustees may dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Property Trustee or, if no Property Trustee is required under the Declaration, the Trust having an aggregate principal amount equal to the aggregate stated liquidation amount of and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Preferred Securities and Common Securities, to be distributed to the Holders of the Preferred
Securities and Common Securities on a pro rata basis (determined as provided in Section 4(b) above) in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event (the "90 Day Period"), provided, however, that in the case of the occurrence of a Tax
Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on any then applicable published revenue ruling of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and distribution of Debentures; and provided, further, that, if and as long as at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, SunAmerica, or the Holders of the Preferred Securities, the Trust will pursue such measure in lieu of dissolution.

               If in the case of the occurrence of a Tax Event, after receipt of a Dissolution Tax Opinion (as defined below), (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that SunAmerica would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Preferred Securities and Common Securities in liquidation of such Holder's interest in the Trust as described in this Section 4(c) or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, SunAmerica shall have the right, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash within 90 days following the occurrence of such Tax Event, and promptly following such redemption Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a pro rata basis (determined as provided in Section 4(b) above); provided, however, that, if at the time there is available to SunAmerica or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure, which has no adverse effect on the Trust, SunAmerica or the Holders of the Preferred Securities, SunAmerica or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption. The Common Securities will be redeemed on a pro rata basis (as described above) with the Preferred Securities, except if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities.

               "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after ___(**)_____, 1995 as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after
   (***)   , 1995, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by SunAmerica to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by SunAmerica for United States federal income tax purposes.

               "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law
becomes effective on or after    (***)   , 1995.  In case of any uncertainty
regarding an Investment Company Event, the good faith determination of the Regular Trustees (based on the advice of counsel) shall be conclusive.

               On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Preferred Securities will no longer be deemed to be outstanding, (ii) DTC or its nominee (or any successor Clearing Agency or its Nominee), as the record Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Preferred Securities not held by the DTC or its nominee (or any successor Clearing Agency or its Nominee) will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Preferred Securities until such certificates are presented to SunAmerica or its agent for transfer or reissuance.

               (d) The Trust may not redeem fewer than all the outstanding Preferred Securities unless all accrued and unpaid Distributions have been paid on all Preferred Securities for all monthly Distribution periods terminating on or prior to the date of redemption.

_______
(**)Insert Expiration Date.
(***)Insert Expiration Date.

               (e) If Debentures are distributed to Holders of the Preferred Securities, SunAmerica, pursuant to the terms of the Indenture, will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

               (f) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph
(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/ Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

               (ii) In the event that fewer than all the outstanding Preferred Securities are to be redeemed, the Preferred Securities to be redeemed will be redeemed pro rata from each Holder of Preferred Securities and, in the event that Preferred Securities are held in the DTC (or successor Clearing Agency) pro rata from each Clearing Agency Participant (subject to adjustment to eliminate fractional Preferred Securities).

               (iii) If the Trust gives a Redemption/ Distribution Notice in respect of a redemption of Preferred Securities as provided in this Section 4 (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption or distribution date, the Trust will deposit irrevocably with the DTC (or successor Clearing Agency) funds sufficient to pay the applicable Redemption Price and will give the DTC (or successor Clearing Agency) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities, provided that if Definitive Preferred Securities Certificates have been issued, the Trust will pay the relevant Redemption Price to the Holders thereof by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, all rights of Holders of such Preferred Securities so called for redemption will cease, except the right of the Holders of such Preferred Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Preferred Securities which have been so called for redemption. If any date fixed for redemption of Preferred Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Preferred Securities is improperly withheld or refused and not paid either by the Property Trustee or, if no Property Trustee is required under the Declaration, the Trust or by SunAmerica pursuant to the Preferred Securities Guarantee, Distributions on such Preferred Securities will continue to accrue, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

               (iv) Redemption/Distribution Notices shall be sent by the Regular Trustee on behalf of the Trust to the DTC or its nominee (or successor Clearing Agency or its Nominee), provided that if Definitive Preferred Securities Certificates have been issued, such notice shall be sent to the Holders thereof.

               (v) Upon the date of dissolution of the Trust and distribution of Debentures as a result of the occurrence of a Special Event, any Preferred Security Certificates representing Preferred Securities outstanding shall be deemed to represent beneficial interests in the Debentures so distributed, and the Preferred Securities will no longer be deemed outstanding and may be canceled by the Regular Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so distributed.

               (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), SunAmerica or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

               5. Voting Rights. (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

               (b) If (i) the Trust fails to make Distributions in full on the Preferred Securities for 18 consecutive monthly Distribution periods; (ii) an Event of Default (as defined in the Indenture) occurs and is continuing on the Debentures; or (iii) SunAmerica is in default on any of its payment or other obligations under the Preferred Securities Guarantee, then the Holders of the Preferred Securities, acting as a single class, will be entitled by the vote of Holders of Preferred Securities representing a majority in aggregate liquidation amount of the outstanding Preferred Securities to appoint a Special Representative Preferred (who shall not be an Affiliate of SunAmerica) which will be authorized to direct the Property Trustee to enforce the Property Trustee's creditor rights, or if no Property Trustee is required under the Declaration the Special Representative Preferred shall be authorized to directly enforce the Trust's creditor rights, under the Debentures. The Special Representative Preferred shall also be authorized to enforce the rights of the Holders of the Preferred Securities under the Preferred Securities Guarantee in accordance with the terms thereof and to enforce the rights of the Holders of the Preferred Securities to receive Distributions on the Preferred Securities. In case of clause (i) above, if the Trust's failure to pay Distributions is a consequence of SunAmerica's exercise of its right to extend the interest payment period for the Debentures as described in Section 2(b), the Special Representative Preferred will have no right to enforce the payment of Distributions until an Event of Default under the Indenture shall have occurred. The Special Representative Preferred, by virtue of acting in such capacity, shall not be considered to be a trustee of the Trust or a holder of beneficial interests in the Trust, shall have no rights other than described herein and shall have no liability for the debts, obligations or liabilities of the Trust. For purposes of determining whether the Trust has failed to pay Distributions in full for 18 consecutive monthly Distribution periods, Distributions shall be deemed to remain in arrears, notwithstanding any payments in respect thereof, until full cumulative Distributions have been or contemporaneously are paid with respect to all monthly Distribution periods terminating on or prior to the date of payment of such cumulative Distributions. Not later than 30 days after such right to appoint a Special Representative Preferred arises, the Regular Trustees will convene a meeting for the purpose of appointing a Special Representative Preferred. If the Regular Trustees fail to convene such meeting within such 30-day period, the Holders of Preferred Securities representing 10% in liquidation amount of the outstanding Preferred Securities will be entitled to convene such meeting.
The provisions of the Declaration relating to the convening and conduct of the meetings of the Holders will apply with respect to any such meeting. If, at any such meeting, Holders of less than a majority in aggregate liquidation amount of Preferred Securities entitled to vote for the appointment of a Special Representative Preferred vote for such appointment, no Special Representative Preferred shall be appointed. Any Special Representative Preferred may be removed at any time by the Holders of Preferred Securities representing a majority in liquidation amount of the Preferred Securities.
Any Special Representative Preferred appointed shall cease to be a Special Representative Preferred if the Trust (or SunAmerica pursuant to the Preferred Securities Guarantee) shall have paid in full all accrued and unpaid Distributions on the Preferred Securities or such default or breach under (ii) or (iii) above, as the case may be, shall have been cured. Notwithstanding the appointment of any such Special Representative Preferred, SunAmerica shall retain all rights under the Indenture, including the right to extend the interest payment period on Debentures, and any extension for a period not exceeding 60 months of SunAmerica's interest payment period will not constitute an Event of Default under the Indenture. The Trustees shall have no right or power to do any act or thing contrary to or inconsistent with the actions of any duly appointed Special Representative Preferred.

               In furtherance of the foregoing, and without limiting the powers of any Special Representative Preferred so appointed and for the avoidance of any doubt concerning the powers of the Special Representative Preferred, any Special Representative Preferred, in its own name, in the name of the Trust, in the name of the Holders of the Preferred Securities, or otherwise, may institute or cause to be instituted a proceeding, including, without limitation, any suit in equity, an action at law or other judicial or administrative proceeding, to enforce (i) if no Property Trustee is required under the Declaration, the Trust's rights, directly against SunAmerica as issuer of the Debentures and, (ii) whether or not there is a Property Trustee, the Trust's rights directly against SunAmerica as guarantor under the Preferred Securities Guarantee or any other obligor in connection with the rights of the Trust and the Holders which the Special Representative Preferred was appointed to enforce (such rights in (i) and (ii), the "Rights"), and may prosecute such proceeding to judgment or final decree, and enforce the same against SunAmerica as issuer of the Debentures and/or as guarantor under the Preferred Securities Guarantee, or any other obligor in connection with such Rights.

               If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to the Declaration or otherwise, or
(ii) the dissolution, winding-up or termination of the Trust, other than in connection with the distribution of Debentures held by the Property Trustee or, if no Property Trustee is required under the Declaration, the Trust, upon the occurrence of a Special Event or in connection with the redemption of Preferred Securities as a consequence of a redemption of Debentures, then the Holders of outstanding Preferred Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Preferred Securities representing 66-2/3% in liquidation amount of such outstanding Preferred Securities having a right to vote on the matter.

               Subject to Section 2.7 of the Declaration, for so long as any Debentures are held by the Property Trustee, the Property Trustee shall not and, if no Property Trustee is required under the Declaration and the Debentures are held by the Trust, the Regular Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 6.06 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least 66-2/3% in liquidation amount of all the Preferred Securities affected thereby; provided, however, that where a consent under the Indenture would require the consent of each Holder of Debentures affected thereby, no such consent shall be given by the Property Trustee or the Regular Trustees, as the case may be, without the prior consent of each Holder of all Preferred Securities affected thereby. The Property Trustee or the Regular Trustees, as the case may be, shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities. The Property Trustee or the Regular Trustees, as the case may be, shall notify all Holders of Preferred Securities and Common Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Property Trustee or the Regular Trustees, as the case may be, shall obtain an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United
States federal income tax purposes following such action.

               Any required approval of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holder of Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities in accordance with the Declaration.

               Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities at such time that are owned by SunAmerica or by any entity directly or indirectly controlling or controlled by or under direct or indirect common control with SunAmerica shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

               Holders of the Preferred Securities will have no rights to increase or decrease the number of Trustees or to appoint, remove or replace a Trustee, which voting rights are vested solely in the Holders of the Common Securities.

               6. Ranking. The Preferred Securities rank pari passu with the Common Securities except that where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures, the rights of Holders of Preferred Securities to payment in respect of Distributions and payments upon liquidation, redemption and maturity rank in priority to the rights to payment of the Common Securities Holders.

               7. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any corporation or other body.

               8. No Preemptive Rights. The Preferred Securities shall have no preemptive rights to subscribe to any additional shares of Preferred Securities or Common Securities.

               These terms shall constitute a part of the Declaration.



                                                                       Annex I

               [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT
- - This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

               Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

       Certificate Number               Number of Preferred Securities
                B-1
                                                          CUSIP NO.


                  Certificate Evidencing Preferred Securities

                                      of

                          SunAmerica Capital Trust I


                   __% Trust Originated Preferred Securities
                (liquidation amount $25 per Preferred Security)


               SunAmerica Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _________ (the "Holder") is the registered owner of _____ (______) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the __% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated
Declaration of Trust of the Trust dated as of _________, 1995, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Preferred Securities as set forth in Exhibit B thereto. The Holder is entitled to the benefits of the Guarantee Agreement of SunAmerica Inc., a Maryland corporation, dated as of _________, 1995 (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Declaration and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

               Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

               IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this ____ day of _________, 1995.


                           SUNAMERICA CAPITAL TRUST I



                           By:_________________________, as trustee
                              Name:  James R. Belardi
                              Title: Trustee



                           By:_________________________, as trustee
                              Name:  Scott L. Robinson
                              Title: Trustee



                                  ASSIGNMENT




FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
(Insert assignee's social security or tax identification number)

_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.



Date: _________________________

Signature: ____________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)




                                                                     EXHIBIT C



                                   TERMS OF
                               COMMON SECURITIES


               Pursuant to Section 6.1 of the Amended and Restated Declaration
of Trust of SunAmerica Capital Trust I dated as of          ,  1995 (as
amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

               1. Designation and Number. Common Securities of the Trust with an aggregate liquidation amount in the assets of the Trust of $______ and a liquidation amount in the assets of the Trust of $25 per Common Security, are hereby designated as " % Trust Originated Common Securities". The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. The Common Securities are to be issued and sold to SunAmerica Inc. ("SunAmerica") in consideration of $_____ in cash. In connection with the Offer and the purchase by SunAmerica of the Common Securities, SunAmerica will deposit, and the Trust will purchase, respectively, as trust assets Debentures of SunAmerica having an aggregate principal amount equal to $_______, and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.


               2.  Distributions.  (a)  Distributions payable on each Common
Security will be fixed at a rate per annum of    % (the "Coupon Rate") of the
stated liquidation amount of $25 per Common Security. Distributions in arrears for more than one month will bear interest at the rate per annum of % thereof (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest payable unless otherwise stated. A Distribution is payable only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee or, if no Property Trustee is required under the Declaration, the Trust. The amount of Distributions payable for any period will be computed for any full monthly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full monthly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such a 30-day month.

               (b)  Distributions on the Common Securities will be cumulative, will accrue from the first day following
     (****)      , 1995 and will be payable monthly in arrears, on the last day of each month of each year, commencing on _____________, 1995, except as otherwise described below, but only if and to the extent that payments are made in respect of the Debentures held by the Property Trustee or, if no Property Trustee is required under the Declaration, the Trust. In addition, holders of Common Securities will be entitled to a cash distribution at the rate of 9 1/4% per annum of the liquidation amount thereof from March 15, 1995
through              (*), 1995, payable at the time of the first Distribution
payment on the Common Securities. SunAmerica has the right under the Indenture for the Debentures to extend the interest payment period from time to time on the Debentures for a period not exceeding 60 consecutive months (each, an "Extension Period") and, as a consequence, monthly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at
the rate of    % per annum, compounded monthly during any such Extension
Period. Prior to the termination of any such Extension Period, SunAmerica may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 60 consecutive months. Payments of accrued Distributions will be payable to Holders of Common Securities as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, SunAmerica may commence a new Extension Period, subject to the above requirements.

               (c) Distributions on the Common Securities will be payable promptly by the Property Trustee (or other Paying Agent) to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which record and payment dates correspond to the record and interest payment dates on the Debentures. If any date on which Distributions are payable on the Common Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

               (d) If an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

               (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed pro rata among the Holders of the Preferred Securities and Common Securities.
_______
(****) Fill in Expiration Date.


               3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Preferred Securities and Common Securities at the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities, after satisfaction of liabilities to creditors, an amount equal to the aggregate of the stated liquidation amount of $25 per Preferred Security and Common
Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, and after satisfaction of liabilities to creditors, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and Common Securities bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Preferred Securities and Common Securities, shall be distributed on a pro rata basis (based on the aggregate liquidation amount of all outstanding Preferred Securities on the one hand and of all outstanding Common Securities on the other) to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

               If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and Common Securities shall be paid, subject to the next paragraph, on a pro rata basis (determined as aforesaid).

               Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution pro rata (determined as aforesaid) with Holders of Preferred Securities, except that if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

               4. Redemption. The Preferred Securities and Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and Common Securities are repaid, redeemed or distributed as set forth below:

               (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity, upon redemption at any time or from time to time on or after June 15, 1997, the proceeds of such repayment will be promptly applied to redeem Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed, upon not less than 30 nor more than 60 days' notice, at a redemption price of $25 per Preferred and Common Security plus an amount equal to accrued and unpaid Distributions thereon to the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment or redemption of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

               (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed on a pro rata basis (based on the aggregate liquidation amount of all outstanding Preferred Securities on the one hand and of all outstanding Common Securities on the other) and the Common Securities to be redeemed will be redeemed as described in Section 4(e)(ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, SunAmerica pursuant to the Indenture will only redeem Debentures in whole and, as a result, the Trust may only redeem the Common Securities in whole.

               (c) If a Tax Event or an Investment Company Event (each as hereinafter defined, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Property Trustee or, if no Property Trustee is required under the Declaration, the Trust having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Preferred Securities and Common Securities, to be distributed to the Holders of the Preferred Securities and Common Securities on a pro rata basis (determined as provided in Section 4(b) above) in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event (the "90 Day Period"), provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on any then applicable published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and distribution of Debentures; and provided, further, that, if and as long as at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, SunAmerica, or the Holders of the Preferred Securities, the Trust will pursue such measure in lieu of dissolution.

               If in the case of the occurrence of a Tax Event, after receipt of a Dissolution Tax Opinion (as defined below), (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that SunAmerica would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Preferred Securities and Common Securities in liquidation of such Holder's interest in the Trust as described in this Section 4(c) or (ii), the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, SunAmerica shall have the right, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash within 90 days following the occurrence of such Tax Event, and promptly following such redemption Preferred
Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a pro rata basis (determined as provided in Section 4(b) above) provided, however, that, if at the time there is available to SunAmerica or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure, which has no adverse effect on the Trust, SunAmerica or the Holders of the Preferred Securities, SunAmerica or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption. The Common Securities will be redeemed on a pro rata basis (as described above) with the Preferred Securities, except if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities.

               "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after
     (*****)    , 1995 as a result of (a) any amendment to, or change
(including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or
(d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is
taken, in each case on or after    (******)  , 1995, there is more than an
insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by SunAmerica to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by SunAmerica for United States federal income tax purposes.

               "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law
becomes effective on or after    (***)   , 1995. In case of any uncertainty
regarding an Investment Company Event, the good faith determination of the Regular Trustees (based on the advice of counsel) shall be conclusive.

               On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Common Securities will no longer be deemed to be outstanding and (ii) any certificates representing Common Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Common Securities until such certificates are presented to SunAmerica or its agent for transfer or reissuance.

               (d) The Trust may not redeem fewer than all the outstanding Common Securities unless all accrued and unpaid Distributions have been paid on all Common Securities for all monthly Distribution periods terminating on or prior to the date of redemption.

               (e)(i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of

______
(*****)Insert Expiration Date.
(******)Insert Expiration Date.

the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph (e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

               (ii) In the event that fewer than all the outstanding Common Securities are to be redeemed, the Common Securities to be redeemed will be redeemed pro rata from each Holder of Common Securities (subject to adjustment to eliminate fractional Common Securities).

               (iii) If the Trust gives a Redemption/ Distribution Notice in respect of a redemption of Common Securities as provided in this Section 4 (which notice will be irrevocable) then the Trust will pay the applicable Redemption Price to the Holders of the Common Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date, unless other arrangements satisfactory to the Regular Trustees and the Property Trustee have been made. If Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, all rights of Holders of such Common Securities so called for redemption will cease, except the right of the Holders of such Common Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Common Securities which have been so called for redemption. If any date fixed for redemption of Common Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Common Securities is improperly withheld or refused and not paid by the Property Trustee or, if no Property Trustee is required under the Declaration, the Trust, Distributions on such Common Securities will continue to accrue, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

               (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to the Holders of the Common Securities.

               (v) Upon the date of dissolution of the Trust and distribution of Debentures as a result of the occurrence of a Special Event, any Common Security Certificates representing Common Securities outstanding shall be deemed to represent beneficial interests in the Debentures so distributed, and the Common Securities will no longer be deemed outstanding and may be canceled by the Regular Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Common Securities so distributed.

               5. Voting Rights. (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

               (b) Holders of Common Securities have the sole right under the Declaration to increase or decrease the number of Trustees, and to appoint, remove or replace a Trustee, any such increase, decrease, appointment, removal or replacement to be approved by Holders of Common Securities representing a Majority in liquidation amount of the Common Securities.

               If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Common Securities, whether by way of amendment to the Declaration or otherwise, or
(ii) the dissolution, winding-up or termination of the Trust, other than in connection with the distribution of Debentures held by the Property Trustee or, if no Property Trustee is required under the Declaration, the Trust upon the occurrence of a Special Event or in connection with the redemption of Common Securities as a consequence of a redemption of Debentures, then the Holders of outstanding Common Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Common Securities representing 66-2/3% in liquidation amount of such outstanding Common Securities having a right to vote on the matter; provided, however, that no such approval shall be required if the dissolution, winding-up or termination of the Trust is proposed or initiated upon the initiation of proceedings, or after proceedings have been initiated, for the dissolution, winding-up, liquidation or termination of SunAmerica, provided, however, that the rights of Holders of Common Securities under Article IV of the Declaration to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities.

               Subject to Section 2.7 of the Declaration, for so long as any Debentures are held by the Property Trustee, the Property Trustee shall not and, if no Property Trustee is required under the Declaration and the Debentures are held by the Trust, the Regular Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 6.06 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least 66-2/3% in liquidation amount of all the Common Securities affected thereby; provided, however, that where a consent under the Indenture would require the consent of each Holder of Debentures affected thereby, no such consent shall be given by the Property Trustee or the Regular Trustees, as the case may be, without the prior consent of each Holder of all Common Securities affected thereby. The Property Trustee or the Regular Trustees, as the case may be, shall not revoke any action previously authorized or approved by a vote of the Holders of Common Securities. The Property Trustee or the Regular Trustees, as the case may be shall notify all Holders of Preferred Securities and Common Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Common Securities, prior to taking any of the foregoing actions, the Property Trustee or the Regular Trustees, as the case may be, shall obtain an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action.

               Any required approval of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holder of Common Securities will be required for the Trust to redeem and cancel Common Securities in accordance with the Declaration.

               6. Ranking. The Common Securities rank pari passu with the Preferred Securities except that where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and maturity are subordinated to the rights of Holders the Preferred Securities.

               7. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any corporation or other body.

               8. No Preemptive Rights. The Common Securities shall have no preemptive rights to subscribe to any additional shares of Common Securities or Preferred Securities.

               These terms shall constitute a part of the Declaration.

                                                                       Annex I

                         TRANSFER OF THIS CERTIFICATE
                         IS SUBJECT TO THE CONDITIONS
                         SET FORTH IN THE DECLARATION
                               REFERRED TO BELOW


          Certificate Number               Number of Common Securities
                C-1



                   Certificate Evidencing Common Securities

                                      of

                          SunAmerica Capital Trust I


                    __% Trust Originated Common Securities
                 (liquidation amount $25 per Common Security)


               SunAmerica Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that SunAmerica Inc. (the "Holder") is the registered owner of _____ (______) common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the __% Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below) including, without limitation Section 8.1(c) thereof. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of _________, 1995, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Common Securities as set forth in Exhibit C thereto. The Trust will furnish a copy of the Declaration to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

               Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

               IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this _____ day of _________, 1995.


                           SUNAMERICA CAPITAL TRUST I



                           By________________________, as trustee
                              Name:  James R. Belardi
                              Title: Trustee



                           By_________________________, as trustee
                              Name:  Scott L. Robinson
                              Title: Trustee


                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfer this Common Security Certificate to:

_____________________________________________________________________________

_____________________________________________________________________________
_____________________________________________________________________________
(Insert assignee's social security or tax identification number)

_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

_____________________________________________________________________________

_____________________________________________________________________________

______________________________________________________________________ agent to transfer this Common Security Certificate on the books of the Trust.
The agent may substitute another to act for him or her.

Date: ________________________

Signature: _________________________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)